UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       New Jersey                      0-4006                    22-1637978
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)        identification Number)

          630 Shore Road, Suite 505
              Long Beach, NY                                 11561
 --------------------------------------                   -----------
 (Address of principal executive offices)                  (Zip Code)

                                 (516) 431-1942
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                TABLE OF CONTENTS

    Item 1.01. Entry into a Material Definitive Agreement
    Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.(m)
EXHIBIT 99.1


Item 1.01. Entry into a Material Definitive Agreement.

a) On November 8, 2004, Orion Diversified Technologies, Inc., a New Jersey corporation (the "Registrant"), Ovale S.A., a Swiss corporation ("Ovale") and the holders of all of the outstanding capital stock (the "Holders") of Ovale, entered into an amendment (the "Amendment") to the Share Exchange Agreement dated September 15, 2004 made the subject of the Registrant's Form 8-K Current Report dated September 7, 2004 (the "Exchange Agreement"). Pursuant to the Amendment, the parties agreed to consummate the business combination made the subject of the Exchange Agreement in two closings. At the first closing, scheduled to take place as soon as practicable, the Registrant shall cause the original issuance and delivery to a designated Swiss escrow agent of an aggregate of 5,900,000 shares of its common stock, $.01 par value per share. Such shares are to be held in escrow until the completion of all but three of the conditions precedent to closing enumerated in the Exchange Agreement have been satisfied. The remaining three conditions, i.e., the delivery of the Ovale financials statements required by the Exchange Agreement, the authorization from the Registrant's shareholders to amend its charter and the filing of an appropriate amendment to the Registrant's Certificate of Incorporation are to be satisfied at the second closing. At the second closing, the Registrant shall deliver the remaining 5,875,000 shares of its common stock, $.01 par value per share to the individual Ovale shareholders in exchange for all of the Ovale shares being held in escrow by the Swiss escrow agent. Finally, the Amendment provided that the Registrant's Board of Directors shall remain in tact until the second closing.

Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

10(n)November 8, 2004, Amendment to Share Exchange Agreement dated September 15, 2004



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 2004


                                 Orion Diversified Technologies, Inc.

                                 By:     /s/ Irwin Pearl
                                 Name:   Irwin Pearl
                                 Title:  President



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                                  EXHIBIT INDEX


                     Description
Exhibit No.

10(n) November 8, 2004, Amendment to Share Exchange Agreement dated September 15, 2004



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